SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-12122

Date of Report: August 18, 2008

WINCROFT, INC.
(Exact name of registrant as specified in its charter)

Nevada	84-0601802
(State of other jurisdiction of	(IRS Employer
incorporation or organization)	Indentificatin No. )

c/o American Union Securities, Inc. 100 Wall Street, 15th Floor, New York, N.Y.	10005
(Address of principal executive offices)	(Zip Code)

212-232-0120
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       □    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
       □    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 18, 2008, Wincroft, Inc. (“Wincroft”) entered into the Merger Agreement dated as of August 8, 2008 (the “Merger Agreement”) with Apollo Solar Energy, Inc., a Delaware corporation (“Apollo”).  The Merger Agreement provides that, upon the satisfaction of certain specified conditions, a wholly-owned subsidiary of Wincroft will merge with and into Apollo, and Apollo, as the surviving corporation, will become a subsidiary of Wincroft.  Under the terms of the Merger Agreement, all of the outstanding shares of common stock, $0.0001 par value, of Apollo will be exchanged for 44,000,000 shares of common stock, $0.001 par value (the “Merger Shares”), of Wincroft.  After the consummation of the merger, the current stockholders of Apollo will own approximately 98.75% of Wincroft. The merger is expected to be tax-free to the stockholders of both companies.

The President of Apollo is Huakang Zhou, who is the spouse of Xiaojin Wang, the Chief Executive Officer and sole director of Wincroft.  Simultaneously with the completion of the merger, Huakang Zhou, the president and the representative of the stockholders of Apollo, will enter into the Entrusted Management Agreement dated as of July 28, 2008 (the “Entrusted Management Agreement”) with the former managers of Apollo’s Chinese operating companies (the “Apollo Managers”).  Pursuant to the Entrusted Management Agreement, the Apollo Managers will control the normal operations of Wincroft and its subsidiaries and will manage Wincroft’s cash flows through one or more entrusted bank accounts.

The significant conditions that must be satisfied before the merger can occur are:

▪	Approval of the merger by the stockholders of Apollo;

▪	Delivery by Apollo to Wincroft of the financial statements required for compliance with the filing requirements of the Securities and Exchange Commission.

The Merger Agreement provides that it will terminate if the merger has not been consummated by August 31, 2008, unless extended by the written agreement of Wincroft and Apollo.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith as Exhibit 10-a and incorporated herein by reference in its entirety.

Item 9.01                      Financial Statements and Exhibits

Exhibits

10-a	Merger Agreement dated as of August 8, 2008 among Wincroft, Inc., Apollo Solar Energy, Inc., a Nevada corporation, and Apollo Solar Energy, Inc., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 2008                                                      WINCROFT, INC.

By: /s/ Xiaojin Wang
            Xiaojin Wang, Chairman of the Board